UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 29, 2004


                                   iCAD, INC.
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             (Exact name of Registrant as specified in its charter)


           DELAWARE                      1-9341                  02-0377419
 ----------------------------         -----------             ----------------
 (State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


4 Townsend West, Suite 17, Nashua, New Hampshire                    03063
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (603) 882-5200


________________________________________________________________________________
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

      On July 29, 2004 iCAD, Inc. (the "Company") issued a press release announcing its financial results for the three and six month periods ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      iCAD, INC.
                                      (Registrant)


                                      By: /s/ Annette L. Heroux
                                          --------------------------------------
                                          Annette L. Heroux
                                          Chief Financial Officer and Controller

Date: August 2, 2004

                                  EXHIBIT INDEX

Exhibit No.    Description of Document
-----------    -----------------------

99.1 Press Release of iCAD, Inc. dated July 29, 2004 announcing financial results for the three and six month periods ended June 30, 2004.